SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                           to Section 13 or 15(d)of the
                          Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): August 31, 1998

                           THE INTERGROUP CORPORATION
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               (Exact Name of Registrant as Specified in its Charter)

                                     DELAWARE
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                   (State or Other Jurisdiction of Incorporation)

              1-10324                              13-3293645
     ------------------------           --------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


     2121 Avenue of the Stars, Suite 2020, Los Angeles, California 90067
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         (Address of Principal Executive Offices)              (Zip Code)


                                  (310) 556-1999
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                (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

     On August 31, 1998, the Board of Directors of Registrant declared a three-for-two forward stock split of Registrant's $0.01 par value Common Stock to be issued in the form of a 50% stock dividend. The stock dividend will be paid on October 9, 1998 to shareholders of record as of September 23, 1998. The issuance of the stock dividend is subject to approval by Registrant's shareholders of a proposal to amend Registrant's Certificate of Incorporation. A Special Meeting of Shareholders has been scheduled for October 2, 1998 to consider and vote on that amendment.




                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE INTERGROUP CORPORATION
                                             --------------------------
                                                     (Registrant)


Date: September 10, 1998                    By /s/ John V. Winfield
                                               ----------------------------
                                               John V. Winfield, President,
                                               Chairman of the Board and
                                               Chief Executive Officer